





Spring 2013

LEXINGTON REALTY TRUST

A real estate investment trust specializing in single-tenant commercial properties.

LXP LISTED NYSE

Disclosure

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve known and unknown risks, uncertainties or other factors not under Lexington Realty Trust's ("Lexington" or "LXP") control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those factors and risks detailed in Lexington's filings with the Securities and Exchange Commission. Except as required by law, Lexington undertakes no obligation to (1) publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events or (2) update or supplement forward-looking statements that become untrue because of subsequent events. Accordingly, there is no assurance that Lexington's expectations will be realized.

Ten Reasons To Own LXP

- 4.6% Dividend Yield[(1)]
- Conservative Payout Ratio
- Advantages of Net Lease Properties
- Diversified Portfolio
- Active Asset Management & Capital Recycling
- Attractive Growth Prospects
- Strong Balance Sheet
- Refinancing Opportunity
- Compelling Value Investment
- Experienced Management

LXP LISTED NYSE

(1) Based on annualized dividend of $0.60 per share and the May 3, 2013 closing price of $13.01 per share.

Strong Dividend Yield

Strong Dividend Yield

◆ **LXP has a strong dividend yield relative to its peers, REITs and other equity investments**

- LXP has increased its dividend by 50% over the last three years
- LXP believes it has capacity for dividend growth

Current Dividend Yield



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.6%
4.6%
4.1%
3.7%
2.4%
2.1%
1.8%
LXP
Net Lease REITs
Off/Ind REITs
All REITs
Dow Jones
S&P 500
Russell 2000

Source: LXP data based on $0.60 annualized dividend and May 3, 2013 closing share price of $13.01. Other data: KeyBanc and Bloomberg as of May 3, 2013.

Conservative Payout Ratio

LXP LISTED NYSE

Conservative Payout Ratio

- **LXP has a conservative payout ratio relative to its peers and the REIT sector**
  - Retained cash flow reinvested and used to reduce debt
  - A low payout ratio improves growth prospects over time

2013 FFO Payout Ratio(1)



90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
58.5%
83.4%
54.7%
66.2%
LXP
Net Lease REITs(2)
Office REITs
Industrial REITs

2013 Estimated FFO Multiples(2)



25.0
20.0
15.0
10.0
5.0
0.0
12.7x
19.3x
15.7x
15.5x
LXP(1)
Industrial REITs
Office REITs
Net Lease REITs

(1) Source: LXP FFO Payout Ratio data and Estimated FFO Multiple based on $0.60 annualized dividend and midpoint of FFO guidance. Other data: KeyBanc as of May 3, 2013.
(2) Source: KeyBanc as of May 3, 2013.

Advantages of Net Lease Properties

Advantages of Net Lease Properties

Asset Level Net Lease Benefits

- Sustained, predictable cash flows.
- Mitigated inflation risk due to tenant operating expense obligations.
- High levels of occupancy and minimal turnover due to assets that are operationally essential to the tenant or attractive to other users.
- Minimal capex requirements.
- Long-term leases with contractual rent bumps.

Portfolio Benefits

A diversified portfolio of single-tenant, net lease assets mitigates the binary nature of tenant default risk, providing an investor with comparable multi-tenant risk, but at a higher yield.

A diversified portfolio of net-leased properties has demonstrated the ability to generate stable returns and cash flows over various stages of the economic cycle.

Nevada Power Company
Las Vegas, NV



Capital One Services, LLC
Glen Allen, VA



3D Systems Corporation
Rock Hill, SC



LXP LISTED NYSE

Diversified Portfolio

Diversified by Geography & Property Type

Office	Industrial	Retail/Specialty	Multi-Tenant
· 116 properties	· 60 properties	· 31 properties	· 13 properties
· 15.7 million sq ft	· 21.6 million sq ft	· 1.7 million sq ft	· 2.2 million sq ft


6
3
1
1
1
2
1
1
5
9
1
3
2
6
4
1
2
4
1
5
6
14
6
3
3
7
2
10
10
15
3
2
11
7
25
3
3
2
14
1
14

States with rental revenue greater than $10 million on an annualized GAAP basis.

As of 3/31/13

Strong Tenant Diversification

Top 10 Tenants

Top 10 Tenants/ Lease Guarantor	Primary Lease Term Expiration Year	# of Leases	% of Annualized Base Rent	Credit Rating[1] S&P	Credit Rating[1] Moody's
Metalsa Structural Products, Inc./ Dana Holding Corporation/ Dana Limited	16/25	7	2.8%	BB	Ba3
US Government	18/27	2	2.7%	AA+	Aaa
Bank of America, N.A.	14/19	8	2.6%	A	A3
Federal Express Corporation	19/21/28	3	2.5%	BBB	Baa1
Baker Hughes, Inc.	15	2	2.3%	A	A2
Swiss RE America Holding Corporation / Westport Insurance Corp.	18/19	2	2.0%	A	A1
Xerox Corporation	23	1	1.8%	BBB-	Baa2
Invensys Systems, Inc. / Siebe, Inc.	14/15	2	1.7%	BBB-	Ba1
Wells Fargo Bank N.A.	14	2	1.7%	AA-	Aa3
T-Mobile USA, Inc.	15/19/20	5	1.6%	-	-
Percentage of Top 10 Tenants			21.8%		

Revenue by Credit Rating



Non-Investment Grade, 13.5%
Investment Grade, 48.8%
Unrated, 37.7%

Note: Revenue and credit ratings as of March 31, 2013.
1. Credit ratings are based upon either tenant, guarantor or parent entity.

Lease Expiration Schedule

- Balanced rollover with meaningful progress addressing expirations and extending lease term:

Lease Expiration Schedule (By Square Feet in thousands)[(1)]



12,000
10,000
8,000
6,000
4,000
2,000
0
3/13
3/12
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Thereafter

Lease Expiration Schedule (By Cash Rent in thousands)[(2)]



$30,000
$20,000
$10,000
$0
3/13
3/12
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Thereafter

(1) Consolidated square footage does not reflect multi-tenant properties.
(2) Reflects consolidated cash rent for the three months ended March 31, 2013 and 2012, excludes multi-tenant properties and parking operations.

Active Asset Management & Capital Recycling

Recent Capital Recycling Activity

Capital Recycling Philosophy

- Sell non-core and under-performing assets, including retail, multi-tenant, and vacant properties.
- Produce funds for deleveraging and accretive acquisitions to maximize value.
- Improve overall portfolio quality.

Disposition Volume and Cap Rates



Disposition Volume (millions)
$300
$250
$200
$150
$100
$50
$0
6.2%
6.6%
4.2%
7.4%
7.2%
2008
2009
2010
2011
2012
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Cap Rates

Lexington has consistently used proceeds from non-core dispositions to recycle capital into higher quality properties or pay down secured debt.

Attractive Growth Prospects

Significant External Growth Opportunities

- Four build-to-suit projects underway at 3/31/13 for an aggregate estimated investment of $111.2 million, of which $48.2 million was invested as of 3/31/13. (1)
- One forward purchase commitment for $39.1 million with 4Q13 delivery date.
- In March 2013, acquired an $81.4 million industrial facility in Houston, Texas.
- Additional pipeline of approximately $200 million of potential equity and debt investments under purchase contract or letter of intent which have a weighted-average lease term of approximately 14.7 years and a weighted-average initial cap rate of approximately 8.2%. (1)(2)

Acquisition Volume(3)



$400.0
$300.0
$200.0
$100.0
$0.0
$13.1
$20.4
$128.2
$247.0
$375.0
2009
2010
2011
2012
2013E(1)

Current Build-to-Suit Investments(1)

	Bingen, WA	Tuscaloosa, AL	Denver, CO	Rantoul, IL
Type	Industrial	Retail	Office	Industrial
Square Feet	124,000	42,000	167,000	813,000
Estimated Completion Cost	$20.8 million	$8.8 million	$39.0 million	$42.6 million
Investment Balance 3/31/13(4)	–	$4.5 million	$26.3 million	$16.2 million
Lease Term	10 - 20 years	15 years	15 years	20 years
Initial Cap Rate	7.5% - 10.9%	9.3%	8.6%	8.0%
Escalations	2% annually	10% every 5 years	2.25% annually	2% annually
Estimated / Completion Date	2Q14	3Q13	2Q13	4Q13

(1) No assurances can be given that any of these investments will be completed or, if completed, will perform to our expectations.
(2) The letters of intent and contracts for these potential investments are non-binding.
(3) Includes 100% of joint venture acquisitions ($57.5 million in 2012 and $15.3 million in 2011) and excludes the acquisition of NLS on September 1, 2012. 2013 acquisition volume is estimated.
(4) Investment balance in accordance with GAAP. Aggregate equity invested is $48.2 million.

Strong Balance Sheet

Current Capital Structure

- Strong balance sheet



Unsecured Credit Facility, 0.0%
Trust Preferred, 2.7%
Convertible Debt, 0.9%
Term Debt, 5.3%
Preferred Equity, 5.3%
Mortgage Debt, 26.5%
Common Equity, 59.3%

($ in millions)

	Amount	Interest Rate /Coupon
Debt		
Unsecured Credit Facility[4]	$ -	L + 175 bps
Term Loan Due 2019	255.0	3.67%
Convertible Guaranteed Notes	41.1	6.00%
Mortgages[1]	1,268.7	5.54%
Trust Preferred	129.1	6.80%
Total – Debt	**$1,693.9**	
Preferred		
Preferred C	$ 96.8	6.50%
Preferred D[2]	155.0	7.55%
Total – Preferred	**$251.8**	
Total – Common equity[3]	**$2,834.1**	
Total	**$4,779.8**	

(1) $176.6 million of mortgage debt satisfied subsequent to March 31, 2013.
(2) Redeemed at par in April 2013.
(3) Balance sheet data as of March 31, 2013 includes OP Units and reflects a common share price of $13.01 at May 3, 2013
(4) $314 million borrowed subsequent to March 31, 2013.

LXP LISTED NYSE

Deleveraging Program A Success

- Commenced in January 2008
- Consolidated leverage reduced by $1.4 billion

Strengthening of Balance Sheet

	3/31/13	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Debt	$ 1.694 B	$ 1.884 B	$ 1.673 B	$ 1.793 B	$ 2.078 B	$ 2.389 B	$ 3.048 B
Market Equity							
Preferred Shares	$ 0.252 B	$ 0.252 B	$ 0.322 B	$ 0.339 B	$ 0.339 B	$ 0.364 B	$ 0.389 B
Common Equity(1)	$ 2.834 B	$ 1.911 B	$ 1.194 B	$ 1.204 B	$ 0.774 B	$ 0.528 B	$ 1.465 B
Total Market Equity	$ 3.086 B	$ 2.163 B	$ 1.516 B	$ 1.543 B	$ 1.113 B	$ 0.892 B	$ 1.854 B
Total Market Capitalization	**$ 4.780 B**	**$ 4.047 B**	**$ 3.189 B**	**$ 3.336 B**	**$ 3.191 B**	**$ 3.281 B**	**$ 4.902 B**

LXP Current Debt Maturity Profile(2) ($000's)



$500,000
$400,000
$300,000
$200,000
$100,000
$-
Non-recourse Mortgage Balloon Payments
Corporate Debt
5.6%
5.3%
5.4%
5.9%
5.6%
2.5%
6.0%
2.4%
5.9%
3.7%
6.2%
6.1%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

(1) As of March 31, 2013, common equity based on May 3, 2013 share price of $13.01.
(2) As of May 3, 2013. Weighted-average interest rate at top of bar.

LXP LISTED NYSE

Refinancing Opportunity

Refinancing To Improve Cash Flow

- We believe LXP has a significant opportunity to reduce debt service payments.
- 2013-2015 balloon maturities total $445.1 million at a weighted-average rate of 5.5% with a current pay rate of 8.7%:

2013-2015 Potential Debt Service Savings		
Interest Rate	Annual Savings*	Per Share
3.5%	$25.5m	$0.11
4.0%	$23.3m	$0.10
4.5%	$21.1m	$0.09
5.0%	$18.8m	$0.08

- In 2012, LXP obtained a $255.0 million, 7-year term unsecured financing and fixed the underlying LIBOR rate for a current weighted-average rate of 3.67%.
- In 2013, LXP obtained a $250.0 million, 5-year term unsecured financing with current interest at LIBOR plus 170 bps ($64.0 million drawn at current fixed rate 2.43%).

LXP LISTED NYSE

* Projected interest and principal reduction; assumes interest-only payments on new financing.

Compelling Value Investment

Compelling Value Investment

- **LXP offers a compelling investment proposition with attractive value**

Property Type(1)


Long-term lease, 24.3%
Industrial, 15.5%
Retail/Specialty, 2.5%
Multi-tenant, 7.3%
Office, 50.4%

2013 Estimated FFO Multiples(2)


25.0
20.0
15.0
10.0
5.0
0.0
12.7x
19.3x
15.7x
15.5x
LXP
Industrial REITs
Office REITs
Net Lease REITs

(1) Based on rent as of March 31, 2013.
(2) Source: KeyBank as of May 3, 2013. LXP Estimated FFO Multiple based on midpoint FFO guidance.

Experienced Management

Impressive Operating / Equity Performance

Strong operating performance has led to predictable cash flows and impressive value creation for stakeholders.

Occupancy and Leasing Volume



Leasing Volume SF in 000s
8,000
6,000
4,000
2,000
-
93.4%
95.9%
97.3%
97.4%
98.0%
96.0%
94.0%
92.0%
90.0%
2010
2011
2012
1Q13

Wtd. Average Lease Term (1)



8.0
6.0
4.0
(in years)
6.1
6.2
7.0
7.4
2010
2011
2012
1Q13

LXP Total Return vs. Indices (2)



LXP Total Return vs. Indices & Net Lease Peers
350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
4/3/2009
8/30/2009
1/26/2010
6/24/2010
11/20/2010
4/18/2011
9/14/2011
2/10/2012
7/8/2012
12/4/2012
5/2/2013
LXP 313.2%
RMS 198.4%
Russell 2000 115.4%
S&P 500 105.4%
Net Lease Comp 162.8%

(1) For consolidated properties, excluding multi-tenant.
(2) SNL Financial data from 4/9/2009 to 5/3/2013.

LXP LISTED NYSE

Ten Reasons To Own LXP

- 4.6% Dividend Yield[1]
- Conservative Payout Ratio
- Advantages of Net Leases
- Diversified Portfolio
- Active Asset Management & Capital Recycling
- Attractive Growth Prospects
- Strong Balance Sheet
- Refinancing Opportunity
- Compelling Value Investment
- Experienced Management

(1) Based on annualized dividend of $0.60 per share and May 3, 2013 closing price of $13.01 per share.

LXP LISTED NYSE


LXP
LEXINGTON
REALTY TRUST

Spring 2013

LEXINGTON REALTY TRUST.

A real estate investment trust specializing in single tenant commercial properties.